real messenger

Investor Presentation

May 2023



Disclaimer 1/2

About this Presentation

This investor presentation (this "Presentation") relates to a proposed business combination (the "Business Combination") between Nova Vision Acquisition Corp. ("NOVA") and Real Messenger Holdings Limited, a Cayman Islands exempted company (the "Company" or "REAL"). The information contained herein does not purport to be all-inclusive and none of NOVA, the Company or their respective affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation.

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of NOVA, the Company, or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements in this Presentation may be considered "forward-looking statements" for purposes of the federal securities laws. Forward-looking statements generally relate to current expectations, hopes, beliefs, intentions, strategies or projections about future events or NOVA's or the Company's future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company's services, projections of the Company's future financial results and other metrics and ownership of the combined company following the closing of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "pro forma," "may," "should," "could," "might," "plan," "possible," "project," "strive," "budget," "forecast," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "potential" or "continue," or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. You should not rely on these forward-looking statements as predictions of future events.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by NOVA and its management, and/or by the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against NOVA, the Company, the combined company or others; the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of NOVA or governmental agencies; failure to obtain financing that may be needed to complete the Business Combination or to satisfy conditions to closing; failure to obtain financing to fund the combined company's operations and growth following the closing of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing services; the ability of the Company to defend its intellectual property; and the impact of the COVID-19 pandemic on the Company's business.

NOVA and the Company caution that the foregoing list of factors is not exclusive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither NOVA nor the Company undertakes any duty to update these forward-looking statements.

Disclaimer 2/2

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation are unaudited and do not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in, or may be presented differently in the proxy statement/prospectus filed in connection with the Business Combination.

This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles ("GAAP"), including "non-GAAP Gross Profit," "non-GAAP Gross Margin," "Adjusted operating expenses," "Adjusted EBITDA," "Enterprise Value" and certain ratios and other metrics derived from the foregoing non-GAAP financial measures. The Company defines non-GAAP Gross Profit as gross profit plus stock-based compensation classified as cost of goods and non-GAAP Gross Margin as the percentage of non-GAAP gross profit relative to net revenue during a given period. The Company defines Adjusted EBITDA as net income (or loss, as applicable) before interest, taxes, depreciation and amortization, and stock-based compensation expense, before giving effect to certain one-time operating expenses. The Company defines "Adjusted operating expenses" as operating expenses excluding non-recurring expenses and one-time charges. The Company defines Enterprise Value as the total value of the company including the market value of its debt and preferred equity minus cash and cash equivalents.

These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. NOVA and the Company believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. NOVA and the Company believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures.

This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected non-GAAP financial measures, together with some of the excluded information not being ascertainable or accessible, NOVA and the Company are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures to GAAP financial measures is included.

Use of Projections

This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company. Neither NOVA's nor the Company's independent auditors have audited, studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above-mentioned projections have been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the projected results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of projections in this Presentation should not be regarded as a representation by any person that the results contained in the projections will be achieved.

Industry and Market Data

In this Presentation, NOVA and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither NOVA nor the Company has independently verified the accuracy or completeness of any such third-party information and statistics. Some data is also based on the good-faith estimates of the Company and NOVA which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Company and NOVA.

Presenters



Thomas Ma

Chief Executive Officer
&
Co-Founder

real messenger



Fredrik Eklund

Chief Visionary Officer
&
Co-Founder

real messenger



Kamal Shaik

Chief Data Officer

real messenger



Eric Wong

Chief Executive Officer

Nova Vision Acquisition Corporation

Director Nominee

real messenger



Patrick Ngan

Chairman

Nova Vision Acquisition Corporation

Overview of Nova Vision Acquisition Corporation

Nova Vision Acquisition Corporation

Deep transactional expertise and and strong sponsorship

- Nova Vision Acquisition Corporation ("Nova"), a publicly traded company (Nasdaq: NOVV) raised $57.5 million at IPO in August 2021.
- Our management team boasts 60+ years of combined experience in sourcing, investment, advisory, and business development across various regions.
- Sourced over 100 deals and narrowed to 25 in round 2 before deciding on Real Messenger.



Patrick Ngan
Chairman

UBS QFPay Hamleys

Singapore Tokyo Dubai London Hong kong



Eric Wong
Chief Executive Officer

Deloitte. EY FUNG GROUP

California Toronto Hong Kong South East Asia

Delivering on Nova's acquisition criteria

- ☑ Competitive differentiation
- ☑ Scalable platform
- ☑ Transformational business model
- ☑ Large addressable market
- ☑ Highly driven and experienced management team
- ☑ Would benefit from being a public company

Why Nova Vision chose Real Messenger

Nova Vision Acquisition Corporation

Using social networking, data and AI, Real Messenger offers an international and universal platform for the real estate industry.

real messenger

A Highly Disruptive business model in a Very Large addressable market

Category creator at the forefront of real estate-focused technology. Previous Proptech models lag behind in innovation

Founder-led management team - truly visionary, talented, and passionate

Ready to scale with multiple growth vectors: chat, branding, connections, data, AI

Data and AI capabilities provide potential for growth

Breaking down barriers and connecting all stakeholders in the real estate industry onto one platform

Seller earnout and sponsor commitment provides alignment with shareholders

Great Company - Revolutionary model in a mature industry vertical - Right Structure

Our mission is to connect and empower the real estate community through technology.

real messenger

Redefining the way we consume real estate information



At Real Messenger, we believe that real estate should be a fun and joyful experience for everyone. No matter what your real estate journey entails, we are dedicated to bringing the thrill and excitement back. Our goal is to turn your dream house into a reality and make every step of the way a fun one. We are revolutionizing the traditional real estate content experience, and create a world where real estate is always enjoyable.

real messenger

For many years traditional database portals have claimed the crown of first eyeball.

Traditional Database

Despite the growth of the internet, traditional database-style real estate content has not proven to be effective. Studies by the National Association of REALTORS show that, despite the abundance of listings available, consumers still turn to real estate agents to complete transactions, with an increasing trend over the past 20 years. This highlights the need for agents to offer a more personalized and streamlined approach to their clients, revolutionizing the real estate experience.


Manage Rentals
Advertise
Help
Sign in
Schools
Draw
Sort by: Homes for You
3D Tour
$899,000
Max HOA
Any
Tours
Must have open house
Must have 3D Tour
Parking Spots
Any
Must have garage
Square Feet
Any
Any
Lot Size
Any
Any
Year Built
Min
Max
Basement
Has Basement
Number Of Stories
Single-story only
Other Amenities
Must have A/C
Must have pool
Waterfront
View
City
Park
Mountain
Water

Modern consumers need the professional's insights

Curated Content

Agent curated content offers a distinct advantage over traditional database format content. With the expertise and experience of a real estate pro guiding the selection process, curated content ensures that only the most relevant and accurate information is presented to users. This personalized approach saves users time, mitigates frustration and makes it easier for them to make informed decisions and achieve their real estate goals.

Value for money + **Build quality** + **Location insight**

Value for money

Why is this property worth the asking price?

Build quality

What is the overall build quality of the home?

Location insight

What will this location feel like at different hours?





09:41
News Feed
Fredrik Eklund
@fredrikeklund 167 1.5k
USD 2,500,000
MLS#22070120 | Reposted
1409 ft²
3 Rooms
2 Baths
203 W 81st St #8a, New York, NY 10024, USA
500 Likes

real messenger

Modern consumers want to see what's happening around them

Consumers want to stay informed about what's happening in their network, neighborhood, and among friends. They're interested in seeing what their favorite and connected real estate agents are working on. This desire for information and connection highlights the importance of creating a platform that allows consumers to easily keep up with the latest real estate news and developments in their community.


203 Followers
3586 Followers
6842 Followers
3290 Followers
3507 Followers
real messenger

Connecting all stakeholders: revolutionizing real estate communication

Chat



real
FIND YOUR PERFECT AGENT
Toby Miller
I am looking for a 3 bedroom apt in Tribeca, do you have something similar to show me?
USD 5,250,000
Looks good. Could you arrange a visit tomorrow?
Sure, how about 3 pm?
Great, see you then.
Chats
Helen Conway
Alexander Mike
Jason Dave
NY SOLDFOR Group
Jo Ibarra
Smart Home Realty
Terry Collison
Real Team
Activity
NEW
TODAY
THIS MONTH

Real estate is a complex and competitive industry that requires clear and effective communication among all stakeholders. A dedicated chat app can provide numerous benefits, such as real-time messaging, document sharing, and integration with other real estate software. The app can offer a secure and private communication channel, protecting sensitive information.

real messenger

A centralized communication platform connects the diverse range of stakeholders

All stakeholders in one app

Each stakeholder in the real estate market tends to operate within their own niche. This fragmentation can create challenges in terms of communication and collaboration, as there are often many different parties involved in a single real estate transaction.

A centralized communication platform, can help reduce the barriers to communication and collaboration, improving the industry's overall efficiency and effectiveness.



Home sellers
SALE
Real estate agents and brokers
Home buyers
Surveyors
Developers and builders
Banks and mortgage lenders
Appraisers and inspectors
Insurance companies
Home improvement and repair professionals
Architects and designers
Real estate investment firms and private equity groups
Home owners

real messenger

A unified communication platform will break down the barriers of the current fragmented industry

Link up the international market

The current real estate industry is highly localized, with different markets having their own unique characteristics and dynamics.

By providing features that support international transactions, such as multilingual support, global property listings, currency conversion, and remote property viewing, Real Messenger can help to expand the reach of real estate professionals and provide greater value to clients around the world.



A common API framework will connect different software tools or applications

The real estate industry has traditionally been slow to adopt new technology and digital solutions, which has created a fragmented landscape of different software, platforms, and data sources. This fragmentation can make it difficult to integrate different tools and systems, resulting in inefficiencies and higher costs for industry participants.

For example:

Chat

Chat is the top funnel of real estate CRM systems. The point where all conversations are initiated.

CRM

It should then flow seamlessly into brokerage's in-house CRMs or the independent CRMs.

Transaction

Finally funnel down to transaction management software tools.



Our commitment to real estate agents

Your Content. Your Leads.


@tobymiller
Toby B Miller
Following
Chat
The Miller NY Team
New York

Traditional portals gain pricing power over real estate agents by aggregating the real estate agents' work - the listing content. Standing in between their connections to lead. We believe this is the wrong approach as it continues to build barriers and disconnect the community.



real messenger

Traditional portals gave real estate agents three options:



- ☐ Bid to Advertise
- ☐ Auction for Leads
- ☐ Share your Commision

PICK ONE

Traditional portals gave real estate agents three options:



- ~~…tise~~
- ~~…for Leads~~
- ~~Share your Commision~~

~~PICK ONE~~

WE SAY NO!

Real Messenger was founded on the principle of creating value for the community. Unlike real estate portals that create barriers and are a zero-sum game for agents, we believe that creating high-quality content should be rewarded with free inbound connections.

Our mission is to empower real estate agents with products and services that increase their productivity and enable them to grow their businesses. We believe that by putting agents first, we can build a better and more sustainable real estate industry.

Real estate agents are at the center of the process

Real estate agents are crucial in the home buying and selling process, providing expertise in local markets, property values, and deal negotiations, as trusted advisors,

Vast majority of homes sold in U.S. are still sold through agents.

"The introduction of technologies that improve the home search process and show consumers that middlemen are unnecessary (or that technology can replace agents) have failed to have an impact on the use of agents." - Mike DelPrete July 2021


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Neighbourhood Knowledge
Market Knowledge
Deal Negotiation
Trusted Process
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020

Source: National Association of REALTORS®

Artificial intelligence in the real estate vertical

RealAI

In today's rapidly evolving real estate industry, the use of AI has become increasingly critical for enhancing the productivity of all stakeholders. By combining proprietary dynamic data with static data, AI can help to unlock new insights, streamline workflows, and improve decision-making at every stage of the real estate journey.

Having a well-curated vertical data set that is specific to the real estate industry, an AI model can be trained to recognize patterns and trends that are unique to the real estate community.



Static data are readily available in the market


Property Data
Neighborhood Data
Real Estate Listings
Foreclosures
Boundary Data
Ownership
Hazards
Schools
Transactions
Mortgage Data
Valuation
Climate Risk

Proprietary dynamic data from RealAI

Behavioral data

Includes user reactions and engagements such as likes, comments, shares, clicks, view duration, and interactions with others. This is the primary feedback loop to train the RealAI engine.

User-generated content

Offers a constant stream of carefully curated real estate content, including RealMoment (short-form content) and RealPin (property recommendations and assessments). When combined with behavioral data, UGC can be used to run sentiment analysis and provide relative insights.

Social map data

Connects the dots between users via their followers or following network, phone connections, and chat connections. RealAI can then perform smart grouping and profiling of social dynamics.

Location data

Analyzes users' current or previous locations and browsing locations to learn the relationship between properties and locations. This helps expand recommendations beyond geographical constraints.

Time relativity

Real estate is a lifelong journey for many people, with a few cycles of home transactions. Time adds multiple dimensions to the above datasets.


Sentiments
User activities
Chat connections
Follower connections
Previous locations
User reactions
Phone connections
Time relativity
Current locations
Relative assessments
Curated contents
Browse locations
Property assessments

Creating the best in class domain-specific AI training data for the real estate industry

"High quality domain-specific AI training data could result in winner-takes-most outcomes across vertical applications."
- Ark investment Management LLC. 2023


Proprietary Data Generation
AI
Better AI models
Better Products
More Customers

Domain	Autonomous Driving	Software Development	Real Estate
Data Metric	Recorded real - world driving miles	Lines of code	Consumption of curated real estate contents
Feedback Loop	Autonomous disengagements	Rejected code	Behaviour and reactions
Company Example	Tesla	Replit	REAL Messenger

real messenger

Visionary Management Team



Thomas Ma

Chief Executive Officer & Co-Founder

Thomas co-founded REAL to empower real estate agents through technology. His global perspective, shaped by his upbringing in Hong Kong and the United Kingdom, has driven him to create a platform that not only meets local needs but also scales internationally. With a family deeply rooted in Hong Kong's banking and real estate industry, Thomas has a business mindset and passion for entrepreneurship that stems from his family's involvement in the industry, including the founding of Tai Sang Bank in 1961.



Fredrik Eklund

Chief Visionary Officer & Co-Founder

With over 15 billion in sales over the past decade, Fredrik Eklund is the founder of Douglas Elliman's top-producing Eklund-Gomes team, making him a prominent figure in the real estate industry. He has established his team as a mainstay in New York, California, Texas, and Florida. Additionally, Fredrik has gained widespread recognition from his appearances on Bravo TV's Million Dollar Listing, being the only cast member to feature in both the New York and Los Angeles versions.



Kamal Shaik

Chief Data Officer

As the former Director of Data Products and Programs at Meta (formerly Facebook), Kamal led the development of data-driven products and programs to support ad tech, small business owners, and supply chain and operations departments. He integrated data science, AI/ML, and data analytics to maximize the business impact of these products. Kamal has also delivered a groundbreaking SaaS-based product for telecom sales and marketing teams at Accenture AI, utilizing data science and machine learning to significantly increase sales, revenue, and customer satisfaction.



Philip Fu

Chief Technology Officer

Philip Fu is a highly skilled CTO with a passion for new technology and a drive for excellence in coding. With over 20 years of experience in building scalable web applications, Philip has honed his skills in integrating the latest trends in web application and cloud programming and mobile technologies. He has a special ability to creatively probe into existing complex software and find ways to improve it, as evidenced by his work in designing and implementing a complete system for running the world's best live dealer online casino.



Paul Uthenrat

VP of AI

Paul Uth is a highly accomplished AI specialist and quantitative researcher with a proven track record of success. He holds three degrees from Stanford University, including a Master of Science in Financial Mathematics, a Bachelor of Science in Mathematical and Computational Science with Honors and Distinction, and a Bachelor of Arts in Economics with Distinction. He has achieved international recognition for his work in the fields of physics and mathematics, and continues to push the boundaries of what is possible with AI technology.

Making headlines: Our press coverage

inman

"Real has the moxy to make agents go viral, now it needs adoption "

Craig Rowe, Author at Inman
3 March 2023

"We recognize how important it is for agents to elevate their presence and stand out in the industry today. REAL is an exciting new way for agents to grow their networks, generate leads, and stay connected with other industry insiders."

Joe Arendt, VP of Brand Partnerships at Inman
1 August 2022

NATIONAL ASSOCIATION OF REALTORS®

"It was an honor to have both co-founders of REAL, Thomas Ma and Fredrik Eklund, participate in our Pitch Battle competition and 'Go to Marketing Strategies in Proptech' panel. New innovators in the space were able to listen and network with the real estate industry's most groundbreaking technology."

David Conroy, NAR's director of emerging technology
4 October 2022

NBC

" It's changing the real estate game."

CA Live By Jessica Vilchis , CA Live 16 September 2022

Forbes

"The high-speed accessibility of the app also makes the user experience seamless and efficient."

Emma Reynolds, Senior Contributor
2 August 2022

VEGAS MAGAZINE

"The Real app may prove to be a great step towards the future of real estate."

Danica Serena Stockton, Digital Editor
4 August 2022

THE REAL DEAL

"REAL brands itself as a social platform combined with a chat feature, aimed at enabling agents greater control over promotion."

Sasha Jones, Author
20 July 2022

FOX 5 NEW YORK

Good Day New York

23 Sept 2022

COMPUTERWORLD

"One of the problems with social networks is that they tend to be broad and unfocused, which isn't ideal for business. That's why Real Messenger might be onto something."

Rob Enderle, Contributor
28 July 2022

HW HOUSINGWIRE

REAL Messenger Named to 2023 HousingWire Tech100

1 March 2023

THE CLOSE

The 25 Best Apps for Realtors in 2023

Emile L'Eplattenier, Manager of Special Projects
17 November 2022

Good Morning San Diego

Morning Business Report by Jane King

26 July 2022

dbr DAILY BUSINESS REVIEW

"The app, REAL, also allows agents to build professional relationships with interested prospects and keeps them connected so that they can stay engaged anytime instead of using multiple platforms to do so."

Melea VanOstrand
4 October 2022

Capturing the moment - event highlights


TOP TRENDS THE MODERN REAL ESTATE AGENT NEEDS TO TAKE ADVANTAGE OF



REPORTER





MEDIA MAVERICK

real
SUMMIT '22


POWER BROKER

THE SOCIAL TRANSFORMATION
KATIE KOSSEV
The Kossev Group
FREDRIK EKLUND

THANK YOU, SPONSORS!

inman

Fact Sheet


420,000+
DOWNLOADS(4)
Canada
US
United Kingdom
Sweden
Australia
We are in
35 COUNTRIES
Access over 90% of listings in the US
AVERAGE SESSION TIME
per site visit (1) or app session (2)
10:02 mins
Zillow.com 6:27 mins
Realtor.com 5:48 mins
Apartments.com 5:18 mins
Trulia.com 4:48 mins
Redfin.com 4:37 mins
AVERAGE TIME SPEND
per daily active users (3)
14:16 mins
Top 5 engaged states
NEW YORK
COLORADO
CALIFORNIA
FLORIDA
TEXAS
Trusted by agents from
We have agents in all
50 STATES

(1) Source: Similarweb Feb 2023. Average website visit duration is the average amount of time a user spends on a website during a session. Average visit duration is calculated as the time elapsed between a user's first and last action on a website during a visit. A visit expires after 30 minutes of inactivity. Calculation period is month of Feb 2023. (2) REAL's average app session duration is the average amount of time a user spends on the app during a session. Average app session duration is calculated as the time elapsed between a user's first and last action on the app during a session. The average time spent per session excludes the session length less than 10 seconds. A session expires after 30 minutes of inactivity. Calculation period is from 1 Jan to 22 Feb 2023. (3)The average daily time spent per daily active user is the average over all days in the calculation period from each single day average time spent per daily active user. Calculation period is from 1 Jan to 22 Feb 2023. (4) Download number as of 30 April 2023.

Real estate's massive market

REAL's TAM breakdown

Largest asset class - Real Estate



~$19B (1)
Real estate advertising market
U.S. market
Global market
Productivity and Branding
U.S. market
Global market
Data and AI revolution
U.S. market
Global market
~300B
Residential real estate, rentals, and mortgages transaction fees (2)
U.S. market
Global market
$2T+
Residential Real Estate Market (7)
U.S. market
Global market
Renovation $595B (3)
Home Insurance $119B (4)
Moving $18B (5)
Appraisal $9B (6)
U.S. market
Global market

(1) Borrell Associates 2019; Total spent on online and offline residential real estate advertising.
(2) Zillow Group Investor Presentation February 2022.
(3) The Economy of Everything by Angi. 6/8/2021.
(4) Homeowners' Insurance Industry in the US - Market Research Report, IBIS World, August, 25 2021.
(5) Moving Services in the US – Industry Market Research Report, IBISWorld, September 1, 2021.
(6) Real Estate Appraisal in the US – Industry Market Research Report, IBISWorld, May 7, 2021
(7) $2T represents estimated aggregate transaction value of U.S. homes sold in 2021. National Association of REALTORS® 2021.

Subscription based SaaS model

Designed to cater to the diverse needs of all core stakeholders in the real estate sector - buyers, sellers, agents, owners, and investors, providing them with tailored resources, tools, and services for an enhanced real estate experience.

Verified Users

All users with a verified phone number will get a grey checkmark.

Free

Productivity Tools

- Create personal profile
- Access to messaging functions
- Smart search
- Create or interact on contents

Analytics

- Access to basic market insights
- User connection recommendation
- More..

Desktop Application

- Access desktop application on messaging functions

Real Green

Green subscribers with verified phone number will get a green checkmark once approved. Also unlock a suite of features.

$10 / month
(up to **$25** / month in 2027)
Projected rollout Q1 2024

Productivity Tools

- Prioritized in conversation and search
- Advance audio and video call functions
- All existing Verified Users features
- Buyer and seller perks and more..

Analytics

- Advance market insights
- Advance user connections
- Predictive recommendations
- More..

Desktop Application

- Advance desktop application on messaging functions
- Smart virtual assistant

Verified Agent

Verified Agent subscribers will get a gold checkmark once verified credentials and license. Also unlock a suite of professional optimized features.

$45 / month
(up to **$250** / month in 2027)
Projected rollout Q4 2023

Productivity Tools

- Prioritized ranking
- Post longer videos with 1080p
- Customizable profile and team pages
- More..

Analytics

- Lead quality scores
- Lead recommendations and save
- Team collaboration tools
- Content performance tracking
- More..

Desktop APP + CRM

- Client Relationship Management dashboard and tools
- Smart virtual assistant
- Advance desktop application on messaging functions

Owner Suite

Owner Suite subscribers will unlock a suite of exclusive perks designed to optimize your homeownership experience.

$45 / month
(up to **$125** / month in 2027)
Projected rollout Q4 2024

Productivity Tools

- Access discount offers from auxiliary services. For example home improvement, insurance and financing.
- More..

Analytics

- Advance market insights
- Real-time updates and alerts
- Predictive home value analysis and comparative analysis
- More..

Desktop Application

- Smart virtual assistant
- Advance desktop application on messaging functions

Investor Suite

An all-in-one platform for property investment mastery. Subscribers gain access to a range of tools designed to streamline agents communication and evaluation of your property portfolio.

$45 / month
(up to **$250** / month in 2027)
Projected rollout Q4 2024

Productivity Tools

- Customizable conversation grouping
- Prioritized in conversation and search
- All existing Owner Suite features
- More..

Analytics

- Advance multiple location market insights
- Real-time updates and alerts
- Predictive home value analysis and comparative analysis. More..

Desktop Application

- Smart virtual assistant
- Advance desktop application on messaging functions
- Team collaboration interface

Financial Forecast

(US$M) Years ended December 31st (1)	2022E	2023F	2024F	2025F
Total Revenue	-	0.3	15.9	110.1
Revenue from agent subscriptions	-	0.3	12.7	71.6
Revenue from non-agent subscriptions	-	-	3.2	38.5
Gross Margin	-	0.2	11.1	76.8
%of Revenue	*0.0%*	*65.5%*	*69.7%*	*69.8%*
Operating Expenses				
R&D and Engineering expenses	0.9	2.7	5.1	7.0
Marketing expenses	2.1	3.6	4.5	5.4
General and Administrative expenses (2)	0.5	0.8	2.7	3.3
Total Operating Expenses	3.5	7.1	12.3	15.7
%of Revenue	*0.0%*	*2806.4%*	*77.1%*	*14.3%*
EBITDA	(3.5)	(6.8)	(1.1)	61.2
%of Revenue		*-2714.5%*	*-6.8%*	*55.6%*

Growth assumptions

- Social network virality drives user growth
- Product stickiness leads to high retention rate
- Efficient and Easy-to-Scale SaaS model

(1) Real Messenger operates on a fiscal year ending March 31st. The Financial Summary includes adjustments to reflect operating results as of the years ended December 31st.
(2) Adjusted and excludes one-time, non-recurring charges associated with the proposed Despac transaction.
(3) Financial projections are included for the years ended 2023 through 2025.

Public Comparables - ARPU (per paying real estate agent)



Historically available disclosures or calculations of ARPU
ARPU Projections
US$
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Annual ARPU
(Per paying real estate agent)
REA Group (Australia) (1)(5)
Rightmove (U.K.) (2)(5)
Zillow group (U.S.) (3)
Real Messenger (4)
12,295
15,942
20,735
23,705
7,872
9,033
10,178
11,220
12,530
13,720
14,955
15,000
11,577
17,693
19,553
2,942
3,192
3,837
5,164
7,178
500
500
1,000
2,000
3,000
Year
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023F
2024F
2025F
2026F
2027F

Percentage to total revenue (4)
From Agent Subscription Revenue (4)

2023F	2024F	2025F	2026F	2027F
100%	80%	65%	55%	50%

(1) The Annual ARPU (Average Revenue Per User) per paying agent in the Australian market is documented in the REA Group Annual Reports for 2014 and 2015. For the years 2012 and 2013, the Annual ARPU per paying agent in the Australian market was derived by dividing the annual revenue in Australia by the number of paying agents in Australia, as disclosed in the REA Group Annual Reports for 2012, 2013, 2014, and 2015. For the subsequent years, the figure or the requisite data to calculate the ARPU was no longer disclosed.
(2) Rightmove's annual reports, which indicates the average revenue generated per advertiser on their platform over a specific period. Rightmove typically defines an 'Advertiser' as a client, such as an estate agent, new homes developer, or a letting agent, who pays to list properties on their platform. However, the exact definition may vary from report to report and over time disclosed at the annual report.
(3) The Annual ARPU (Average Revenue Per User) per Zillow's Premier Agent is disclosed in Zillow Group's annual report of 2015 and 2016. Prior years were calculated with Marketplace Revenue and the number of Premier agents. Disclosure method may vary from report to report and over time disclosed at the annual report. For the subsequent years after 2016, the figure or the requisite data to calculate the ARPU was no longer disclosed.
(4) The stated ARPU projections for REAL Messenger reflects only agent subscription revenue, not accounting for the non-agent subscription services, for ease of comparison with other real estate-focused companies. Percentage to total revenue form agent subscription revenue expected to decline as other non-agent subscription revenues grow.
(5) The conversion rate used for AUD and GBP to USD and is based on the rate at the time of compilation; actual rates may vary.

Public Comparables - Valuation Metric


2024F Total Enterprise Value / Revenue Multiple (x) (2)
9.4x(1)
12.0x
11.5x
9.5x
Median: 9.5x
6.2x
4.1x
real messenger
(Worldwide)
REA Group
(Australia)
rightmove
(U.K.)
CoStar Group
(U.S.)
Scout24
(Germany)
Zillow
(U.S.)


2025F Total Enterprise Value / Revenue Multiple (x) (2)
1.4x(1)
10.9x
10.4x
7.9x
Median: 7.9x
5.4x
3.6x
real messenger
(Worldwide)
REA Group
(Australia)
rightmove
(U.K.)
CoStar Group
(U.S.)
Scout24
(Germany)
Zillow
(U.S.)

Revenue CAGR % 23F-25F(2)	1998%(1)	11%	10%	20%	15%	15%

(1) Calculation is based on pre-money enterprise value of $150 million. Please refer to Financial Forecast slide for additional information on forecasted revenues.
(2) All comparable companies have fiscal years ending December 31st, with the exception of REA Group (June 30th year end). Forecast 2023-2025 Revenue CAGR% is based on management estimates using forecast revenue for the years 2023-2025 from Yahoo!Finance - average analyst estimate as of February 26, 2023. Where no forecast was provided for the relevant fiscal year, it was assumed that the forecasted growth would continue on a straight-line basis.

Transaction Summary

Pre-money Enterprise Value of US$150 million

- Implied Consideration to Revenue multiples of 9.4x and 1.4x, for 2024F and 2025F, respectively(2)
- Purchase multiples assume revenue of $15.9 million and $110 million, for 2024F and 2025F, respectively(2)

Real Messenger's shareholders will potentially receive additional shares in the form of an earnout achieved equaling 50% of the total consideration in the form of five-stepped installments, each totalling 1.5 million shares based on achieving the following (from the year-ended 2024 - 2028):

- Exceeds $30 million revenue or $15 million EBITDA in any fiscal year
- Exceeds $60 million revenue or $30 million EBITDA in any fiscal year
- Exceeds $120 million revenue or $60 million EBITDA in any fiscal year
- 20-day trailing volume weighted-average price per share (VWAP) is equal to or greater than $13.00
- 20-day trailing VWAP is equal to or greater than $16.00

Market volatility protection during the 12-month period post-completion:

- In the event that the 60-day trailing VWAP is below $5.00, during the 12-month period post-completion, then the earnout calculation for the years after fiscal 2024 is reduced by 50% (from 1.5 million shares to 750,000 shares)

Transaction to be funded via NOVV Cash-in-Trust of $19 million(1)

- Plans to raise $20 million in PIPE(1)
- Net cash proceeds to Real Messenger's balance sheet will be used for operations and to fund growth, both organically and through strategic initiatives.

Nova Vision Shareholder - Voting



Public SPAC
51.1%
Sponsor and D&O
48.9%

Voting Condition:

- Nova Pulsar and NOVV Directors and Officers, including its advisor, Poseidon Ocean Corporation(3) hold ~48.9% of voting shares in NOVV, and will vote in favor of the transaction.

The board of directors of both Real Messenger and Nova Vision Acquisition Corporation have approved the business combination.

Real Messenger's existing shareholders will roll 100% of their equity into the transaction, co-founders agreeing to a 12-month lockup post-completion.

(1) There are no assurances that additional funds will be raised prior to completion of the transaction and that cash is not redeemed from Nova Visions' cash-in-trust.
(2) Calculation is based on pre-money enterprise value of $150 million. Please refer to Financial Forecast slide for additional information on forecasted revenues.

real messenger

Thank you

Investor Relations
ir@real.co
info@novavisionacquisition.com